EBook Settlement	12 Months Ended
Apr. 29, 2017
EBook Settlement
5.	EBook Settlement

The Company provided credits to eligible customers resulting from the settlement reached with Apple Inc. (Apple) in an antitrust lawsuit filed by various State Attorneys General and private class plaintiffs regarding the price of digital books. The Company’s customers were entitled to $95,707 in total credits as a result of the settlement, which is funded by Apple. If a customer’s credit is not used to make a purchase within one year, the entire credit will expire. The Company estimated total activations of $60,844 through June 2017, which are recorded as a liability to customers to the extent they have not yet been activated and as a receivable from the Apple settlement fund to the extent they have not yet been reimbursed. As of April 29, 2017, the Company’s customers had activated $59,232 in credits, of which $52,687 were redeemed. Total receivables from the Apple settlement fund were $2,478 as of April 29, 2017.